INVESTMENT AGREEMENT


         INVESTMENT AGREEMENT (this "Agreement"), dated as of April 3, 2000, by and among VODAFONE AIRTOUCH PLC, an English public limited company
     ("Vodafone"), BELL ATLANTIC CORPORATION, a Delaware corporation ("Bell Atlantic"), and CELLCO PARTNERSHIP, a Delaware general partnership ("Wireless" or the "Partnership").

                              W I T N E S S E T H:

     WHEREAS, Vodafone and Bell Atlantic are parties to that certain U.S. Wireless Alliance Agreement, dated as of September 21, 1999 (as amended, the "Alliance Agreement"), providing for a series of transactions involving, among other things, the formation of, and contribution of certain wireless communications assets to, Wireless; and

     WHEREAS, in connection with the foregoing, Vodafone, Bell Atlantic and Wireless desire to set forth herein certain terms regarding the possible monetization of Vodafone's and Bell Atlantic's respective interests in Wireless;

     NOW, THEREFORE, Vodafone, Bell Atlantic and Wireless agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1 Defined Terms. (a) As used in this Agreement, the following terms shall have the following meanings (unless indicated otherwise, all Article and Section references are to Articles and Sections of this Agreement):

     "1940 Act Opinion" shall mean an unqualified opinion of a nationally recognized law firm with special expertise in regulation of entities under the Investment Company Act of 1940 (the "1940 Act") to the effect that either (a) it is not necessary for Pubco to register as an investment company under the 1940 Act or (b) if Pubco were to be required to so register, such registration would not adversely affect the rights and obligations of Pubco, Wireless, Vodafone and Bell Atlantic between and among each other.

     "Affiliate" shall have the meaning set forth in the Alliance Agreement.

     "Alliance Agreement" shall have the meaning set forth in the first recital of this Agreement.

     "Applicable Rate" shall mean, for purposes of determining accretion in Market Value pursuant to Section 5.2(c)(ii)(A), (a) for the thirty-day period following the Valuation Date, a rate per annum equal to the LIBO Rate (as defined in the Alliance Agreement) plus 100 basis points and (b) thereafter through the applicable Monetization Closing Date, a rate per annum equal to the LIBO Rate plus 200 basis points.
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     "Bell Atlantic Backstop" shall mean,

     (a) in the case of any exercise of the Phase I Option, (i) $5 billion, minus (ii) the aggregate amount by which the Bell Atlantic Allocated Amount shall have been increased pursuant to Section 5.1(c)(ii)(B) in connection with all prior exercises of the Phase I Option (the "Phase I Backstop Amount"); and

     (b) in the case of any exercise of the Phase II Option, (i) the sum of $5 billion plus the amount of any remaining Phase I Backstop Amount, minus (ii) the aggregate amount by which the Bell Atlantic Allocated Amount shall have been increased pursuant to Section 5.1(c)(ii)(B) in connection with all prior exercises of the Phase II Option.

     "Bell Atlantic Common Stock" shall mean Bell Atlantic's Common Stock, par value $0.10 per share.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "GAAP" shall mean United States generally accepted accounting principles.

     "Included Affiliate" means any Wholly Owned Subsidiary of Vodafone and any Affiliate Transferee (as defined in the Partnership Agreement) to which Vodafone transfers a Partnership Interest pursuant to Section 8.2(b)(ii) of the Partnership Agreement.

     "Interests" shall mean "Partnership Interests" as such term is defined in the Partnership Agreement.

     "Market Value" shall mean, subject to the following sentence, the hypothetical aggregate, fully distributed market value as of the applicable Valuation Date of Interests assuming (a) all Interests were of a single class of common stock, (b) such common stock were publicly tradable, and (c) a regular and active market existed for such common stock on the New York Stock Exchange or the NASDAQ/NMS, whichever market would provide the greater liquidity and value for such common stock. In the event Pubco has consummated an IPO and the Public Common Stock trades in a regular and active market, "Market Value" shall be based on the market price of the Public Common Stock for which Interests are exchangeable, such market price shall equal the volume-weighted average daily trading price on the principal exchange on which the Public Common Stock is then traded for the ten consecutive trading day period ending two days prior to the Valuation Date.

     "Measurement Date" shall mean, for any Monetization Closing, the last day of the month preceding such Monetization Closing.

     "Monetization Amount" shall mean the U.S. dollar amount of Interests specified by Vodafone in a Monetization Notice.

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     "Monetization Notice" shall mean a written notice delivered by Vodafone pursuant to Section 5.1(a) or (b).

     "Partnership Agreement" means the Amended and Restated Partnership Agreement of Wireless Partnership to be entered into as of the Stage I Closing as it may be amended from time to time.

     "Person" shall mean any individual, partnership, limited liability company, corporation, trust, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

     "Realizable Value" means, with respect to any Bell Atlantic Common Stock delivered to Vodafone in connection with any Monetization Closing, the cash proceeds (net of all associated discounts, commissions, fees and other transaction costs and expenses) that would reasonably be expected to be realized, on a per-share basis, from a sale of all of such Bell Atlantic Common Stock, in one or more block trades and in a manner designed to realize cash proceeds as soon as possible following the applicable Monetization Closing Date, taking into account (among other things) the then current trading price and trading volume of Bell Atlantic Common Stock, the expected delay (if any) following the Monetization Closing Date until such Bell Atlantic Common Stock is disposed of, the amount of Bell Atlantic Common Stock to be sold, and the transfer rights and transfer restrictions (whether imposed by contract or law) applicable to Vodafone's ownership of such Bell Atlantic Common Stock.

     "SEC" shall mean the Securities and Exchange Commission or its successor.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "Stage I Closing" shall have the meaning set forth in the Alliance
Agreement.

     "Stage II Closing" shall have the meaning set forth in the Alliance Agreement; provided that if the Stage II Closing shall not occur, it shall be deemed to have occurred as of the Stage I Closing.

     "Valuation Date" shall mean, with respect to any sale of Interests pursuant to Section 5.1(a) or (b), the date of delivery of a Monetization Notice with respect to such Interests.

     "Wholly Owned Subsidiary" shall have the meaning set forth in the Partnership Agreement.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

          Term                               Section
          ----                               -------
Alternative Structure                        Section 5.3(e)

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Appraiser's Certificate                      Section 5.2(a)(i)(B)(2)
Assumed Debt                                 Section 5.3(d)
Assumed Debt Option                          Section 5.3(d)
Bell Atlantic Allocation Amount              Section 5.1(c)
Bell Atlantic Appraiser                      Section 5.2(a)(i)(B)(1)
Consideration Notice                         Section 5.3(a)
Deferral Amount                              Section 5.3(d)
Exchanged Shares                             Section 6.1(a)
Higher Number                                Section 5.2(a)(i)(B)(2)
HSR Act                                      Section 2.3
Initiating Party                             Section 6.1(c)
IPO                                          Section 6.1(a)
IPO Notice                                   Section 6.1(b)
IP Structure                                 Section 6.1(c)
Lower Number                                 Section 5.2(a)(i)(B)(2)
NIP Structure                                Section 6.1(c)
Non-Initiating Party                         Section 6.1(c)
Phase I Option                               Section 5.1(a)
Phase II Option                              Section 5.1(b)
Pubco                                        Section 6.1(a)
Public Common Stock                          Section 6.1(a)
Monetization Closing                         Section 5.4
Monetization Closing Date                    Section 5.4
Monetizable Interests Percentage             Section 5.2(a)
Tax Postponement Amount                      Section 5.3(e)
Third Appraiser                              Section 5.2(a)(i)(B)(4)
Third Number                                 Section 5.2(a)(i)(B)(4)
Vodafone Appraiser                           Section 5.2(a)(i)(B)(1)
Wireless Allocated Amount                    Section 5.1(c)

     (c) All references to dollar amounts herein are references to U.S.
dollars.

                                  ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF VODAFONE

     Vodafone hereby makes the following representations and warranties to Bell Atlantic and Wireless:

     2.1 Organization and Qualification. Vodafone is a corporation duly organized and existing in good standing under the laws of England and has the corporate power to own its properties and to carry on its business as now being conducted.

     2.2 Authorization; Enforcement. (a) Vodafone has full legal right, power and authority to enter into and perform this Agreement, (b) the execution and delivery of this Agreement by Vodafone and the consummation by it of the transactions contemplated hereby have been duly authorized by it, (c) this Agreement has been duly executed and delivered by

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Vodafone and (d) this Agreement constitutes a valid and binding obligation of
Vodafone enforceable against Vodafone in accordance with its terms, except that
(i) such enforcement is subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar law relating to, or affecting generally the enforcement of, creditors' rights and remedies and (ii) the remedies of specific performance and injunctive relief may be subject to general principles of equity.

     2.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Vodafone of the transactions contemplated hereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Vodafone pursuant to any agreement, indenture or instrument to which Vodafone is a party, or by which any property or asset of Vodafone is bound or affected, or result in a violation of its charter and bylaws or any law, rule, regulation, order, judgment or decree of any court or governmental agency applicable to Vodafone or by which any property or asset of Vodafone is bound or affected. Except for such filings as may be required by the Exchange Act, the Hart-Scott-Rodino Antitrust Improvement Act of 1978 (the "HSR Act") or as specifically contemplated hereby, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by Vodafone of this Agreement.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF BELL ATLANTIC

     Bell Atlantic hereby makes the following representations and warranties to Vodafone and Wireless:

     3.1 Organization and Qualification. Bell Atlantic is a corporation duly organized and existing in good standing under the laws of the State of Delaware and has the corporate power to own its properties and to carry on its business as now being conducted.

     3.2 Authorization; Enforcement. (a) Bell Atlantic has full legal right, power and authority to enter into and perform this Agreement, (b) the execution and delivery of this Agreement by Bell Atlantic and the consummation by it of the transactions contemplated hereby have been duly authorized by it, (c) this Agreement has been duly executed and delivered by Bell Atlantic and (d) this Agreement constitutes a valid and binding obligation of Bell Atlantic enforceable against Bell Atlantic in accordance with its terms, except that (i) such enforcement is subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar law relating to, or affecting generally the enforcement of, creditors' rights and remedies and (ii) the remedies of specific performance and injunctive relief may be subject to general principles of equity.

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


     3.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Bell Atlantic of the transactions contemplated hereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Bell Atlantic pursuant to any agreement, indenture or instrument to which Bell Atlantic is a party, or by which any property or asset of Bell Atlantic is bound or affected, or result in a violation of its charter and by-laws or any law, rule, regulation, order, judgment or decree of any court or governmental agency applicable to Bell Atlantic or by which any property or asset of Bell Atlantic is bound or affected. Except for such filings as may be required by the Exchange Act, the HSR Act or as specifically contemplated hereby, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by Bell Atlantic of this Agreement.

                                  ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF CELLCO PARTNERSHIP

     Wireless hereby makes the following representations and warranties to Vodafone and Bell Atlantic:

     4.1 Organization and Qualification. Wireless is a general partnership duly organized and existing under the laws of the State of Delaware and has the power to own its properties and to carry on its business as now being conducted.

     4.2 Authorization; Enforcement. (a) Wireless has full legal right, power and authority to enter into and perform this Agreement, (b) the execution and delivery of this Agreement by Wireless and the consummation by it of the transactions contemplated hereby have been duly authorized by it, (c) this Agreement has been duly authorized, executed and delivered by Wireless and (d) this Agreement constitutes a valid and binding obligation of Wireless enforceable against Wireless in accordance with its terms, except that (i) such enforcement is subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar law relating to, or affecting generally the enforcement of, creditors' rights and remedies and (ii) the remedies of specific performance and injunctive relief may be subject to general principles of equity.

     4.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Wireless of the transactions contemplated hereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of

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Wireless pursuant to any agreement, indenture or instrument to which Wireless is a party, or by which any property or asset of Wireless is bound or affected, or result in a violation of Wireless's Partnership Agreement or any law, rule, regulation, order, judgment or decree of any court or governmental agency applicable to Wireless or by which any property or asset of Wireless is bound or affected. Except for such filings as may be required under the HSR Act or as specifically contemplated hereby, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by Wireless of this Agreement.

                                   ARTICLE V
                         VODAFONE'S MONETIZATION OPTION

     5.1 Monetization Option. Vodafone shall have the right to require that Bell Atlantic and Wireless purchase Interests from Vodafone and its Included Affiliates as follows:

     (a) Phase I Option. Upon written notice from Vodafone delivered to Bell Atlantic and Wireless during the period commencing thirty (30) days before, and ending thirty (30) days after, either one or both of the third anniversary date and the fourth anniversary date of the Stage II Closing (it being agreed that no more than one such notice may be delivered with respect to either such anniversary), Vodafone may elect to require that Wireless (subject to paragraph
(c) below) purchase from Vodafone or Included Affiliates of Vodafone specified in the written notice, that percentage of Interests which have an aggregate Market Value equal to the amount (stated in U.S. dollars) specified by Vodafone in such written notice (the "Phase I Option"); provided that in no event shall the aggregate amount actually paid to Vodafone and its Included Affiliates pursuant to the Phase I Option exceed $10 billion.

     (b) Phase II Option. Upon written notice from Vodafone delivered to Bell Atlantic and Wireless during the period commencing thirty (30) days before, and ending thirty (30) days after, any one or more of the fifth anniversary date, the sixth anniversary date and the seventh anniversary date of the Stage II Closing (it being agreed that no more than one such notice may be delivered with respect to any such anniversary), Vodafone may elect to require that Wireless (subject to paragraph (c) below) purchase from Vodafone or Included Affiliates of Vodafone specified in the written notice that percentage of Interests which have an aggregate Market Value equal to the amount (stated in U.S. dollars) specified by Vodafone in such written notice (the "Phase II Option"); provided that (i) in no event shall the aggregate amount actually paid to Vodafone and its Included Affiliates pursuant to the Phase II Option exceed (x) $20 billion, minus (y) the amount actually paid to Vodafone and its Included Affiliates pursuant to the Phase I Option, and (ii) the Monetization Amount specified in any Monetization Notice delivered with respect to any single exercise of the Phase II Option shall not exceed $10 billion.

     (c) Allocation of Obligations.

     (i) Bell Atlantic shall have the right, exercisable by written notice to Vodafone within thirty (30) days after a determination of the Monetizable Interests Percentage pursuant to Section 5.2, to obligate itself or its designee (for whose obligations Bell Atlantic shall be primarily liable) rather than Wireless to purchase pursuant to the Phase I Option or the Phase II Option some or all of the percentage of Interests covered by the applicable Monetization Notice. Such written notice shall specify that portion of the Monetization Amount as to which Bell

Atlantic is exercising the foregoing right and such notice may not be modified or revoked by Bell Atlantic after it is delivered to Vodafone. That portion of the Monetization Amount allocated to Wireless and Bell Atlantic after giving effect to this Section 5.1(c) shall be the "Wireless Allocated Amount" and the "Bell Atlantic Allocated Amount," respectively. In the event that the Wireless Allocated Amount for all transactions effected pursuant to the Phase I Option exceeds $5 billion, then a "Monetization Imbalance" shall be deemed to exist for purposes of Section 7.1(c) of the Partnership Agreement.

     (ii) Notwithstanding Bell Atlantic's proposed allocation of the Monetization Amount pursuant to subparagraph (i) above, (A) at the option of Vodafone, Wireless (and not Bell Atlantic) shall be obligated to purchase pursuant to the Phase II Option a portion of the Monetization Amount, not to exceed a total of $7.5 billion, in one or more transactions as provided in Sections 5.3(d) and 5.3(e) and (B) in the event that Wireless defaults on its obligations pursuant to the Phase I Option or Phase II Option to purchase some or all of the Interests covered by a Monetization Notice, the Bell Atlantic Allocated Amount shall be increased to the extent necessary to cure such default, but in no event by more than the Bell Atlantic Backstop with respect to the applicable Monetization Closing.

     5.2 Determination of Monetizable Interests Percentage and Partnership Interests in Wireless.

     (a) Valuation. The percentage of Interests which have a Market Value as of the applicable Valuation Date equal to the Monetization Amount (the "Monetizable Interests Percentage") shall be determined (i) if Pubco has consummated an IPO and Public Common Stock trades in a regular and active market, in accordance with the last sentence of the definition of Market Value set forth in Section 1.1 above or (ii) in circumstances where clause (i) is not applicable, (A) by mutual agreement of the parties to such transaction or (B) if no such agreement is reached within thirty (30) days of the Valuation Date, as follows:

          (1) Selection of Appraisers. Each of Vodafone and Bell Atlantic shall designate by written notice to the other an internationally recognized investment banking firm to serve as an Appraiser pursuant to this Section 5.2 (the firms designated by Vodafone and Bell Atlantic being referred to herein as the "Vodafone Appraiser" and the "Bell Atlantic Appraiser," respectively) within five business days after the failure to reach agreement in accordance with the terms of Section 5(a)(ii)(B) above. In the event that either Vodafone or Bell Atlantic fails to designate its Appraiser within the foregoing time period, the other shall have the right to designate such Appraiser by notifying the failing party in writing of such designation (and the Appraiser so designated shall be the Vodafone Appraiser or the Bell Atlantic Appraiser, as the case may be).

          (2) Evaluation Procedures. Each Appraiser shall be directed to determine the Monetizable Interests Percentage. Each Appraiser will also be directed to deliver a certificate stating its determination of the Monetization Interests Percentage (an "Appraiser's Certificate") to Vodafone and Bell Atlantic on or before the 30th day after the date of designation of the Vodafone Appraiser or the Bell Atlantic Appraiser, whichever is later (the "Certificate Date"), upon the conclusion of its evaluation, and each Appraiser's Certificate once delivered may not be retracted or modified in any respect. Each Appraiser will keep confidential all information


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disclosed by Wireless in the course of conducting its evaluation, and, to that end, will execute such customary documentation as Wireless may reasonably request with respect to such confidentiality obligation. Vodafone and Bell Atlantic will cooperate in causing Wireless to provide each Appraiser with such information within Wireless's possession that may be reasonably requested in writing by such Appraiser for purposes of its evaluation hereunder. The Appraisers shall consult with each other in the course of conducting their respective evaluations. Each of Vodafone and Bell Atlantic shall have full access to each Appraiser's work papers and shall be entitled to make presentations to each such Appraiser. Each Appraiser will be directed to comply with the provisions of this Section 5.2, and to that end each of Vodafone and Bell Atlantic will provide to its respective Appraiser a complete and correct copy of this Section 5.2 (and the definitions of capitalized terms used in this Section 5.2 that are defined elsewhere in this Agreement.)

          (3) Monetizable Interests Percentage Determination. The Monetizable Interests Percentage shall be determined on the basis of the Appraisers' Certificates in accordance with the provisions of this subparagraph (3). The higher of the Monetizable Interests Percentage set forth on the Appraisers' Certificates is hereinafter referred to as the "Higher Number" and the lower Monetizable Interests Percentage set forth on the Appraisers' Certificates is hereinafter referred to as the "Lower Number." If the Higher Number is not more than 105% of the Lower Number, the Monetizable Interests Percentage will be the arithmetic average of such two Numbers. If the Higher Number is more than 105% of the Lower Number, a third appraiser shall be selected in accordance with the provisions of subparagraph (4) below, and the Monetizable Interests Percentage will be determined in accordance with the provisions of subparagraph (5) below.

          (4) Selection of and Procedure for Third Appraiser. If the Higher Number is more than 105% of the Lower Number, within seven days thereafter the Vodafone Appraiser and the Bell Atlantic Appraiser shall agree upon and jointly designate a third internationally recognized investment banking firm to serve as an appraiser pursuant to this Section 5.2 (the "Third Appraiser"), by written notice to each of Vodafone and Bell Atlantic. Vodafone and Bell Atlantic shall direct the Third Appraiser to determine the Monetizable Interests Percentage (the "Third Number") in accordance with the provisions of subparagraph (2) above, and to deliver to Vodafone and Bell Atlantic an Appraiser's Certificate on or before the 30th day after the designation of such Appraiser hereunder. The Third Appraiser will be directed to comply with the provisions of this Section 5.2, and to that end the parties will provide to the Third Appraiser a complete and correct copy of this Section 5.2 (and the definitions of capitalized terms used in this Section 5.2 that are defined elsewhere in this Agreement).

          (5) Alternative Determination of Monetizable Interests Percentage. Upon the delivery of the Appraiser's Certificate of the Third Appraiser, the Monetizable Interests Percentage will be determined as provided in this subparagraph (5). The Monetizable Interests Percentage will be (w) the Higher Number, if the Third Number is greater than the Higher Number, (x) the Lower Number, if the Third Number is less than the Lower Number, (y) the arithmetic average of the Third Number and the other Number (Higher or Lower) that is closer to the Third Number if the Third Number falls within the range between (and including) the Lower

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Number and the Higher Number and (z) the Third Number, if the Lower Number and
the Higher Number are equally close to the Third Number.

          (6) Costs.

          (x) Each of Vodafone and Bell Atlantic will bear the cost of the Appraiser designated by it or on its behalf. If the Higher Number is not more than 110% of the Lower Number, or if the Higher Number and the Lower Number are equally close to the Third Number, each of Vodafone and Bell Atlantic shall bear 50% of the cost of the Third Appraiser; otherwise, the party whose Appraiser's determination of the Monetizable Interests Percentage is further away from the Third Number shall bear the entire cost of the Third Appraiser.

          (y) Vodafone and Bell Atlantic agree to pay when due the fees and expenses of the Appraisers in accordance with the foregoing provisions.

     (b) Conclusive Determination. To the fullest extent permitted by law, the determination of the Monetizable Interests Percentage made pursuant to this
Section 5.2 shall be final and binding on Vodafone and Bell Atlantic, and such determination shall not be appealable to or reviewable by any court or arbitrator.

     (c) Adjustments to Monetizable Interests Percentage and Partnership Interests in Wireless.

          (i) In the event that the Monetizable Interests Percentage determined pursuant to this Section 5.2 exceeds the percentage of Interests held by Vodafone (together with any Included Affiliates of Vodafone that were specified as sellers of Interests in the Monetization Notice), the Monetization Amount shall be reduced proportionately (based on the percentage of Interests then held by Vodafone (and any such Included Affiliates) and the Monetizable Interests Percentage determined pursuant to this Section 5.2) and the Monetizable Interests Percentage to be sold on the applicable Monetization Closing Date shall be reduced to equal the percentage of Interests then held by Vodafone (and any such Included Affiliates). In any such case, (A) the Monetization Amount shall be increased during the period from the applicable Valuation Date to the applicable Monetization Closing Date at a rate equal to the Applicable Rate, less any distributions declared by Wireless and paid to Vodafone subsequent to the applicable Valuation Date with respect to the Interests being sold and (B) no adjustment in Market Value shall be made pursuant to subparagraph (ii) below.

          (ii) The Monetizable Interests Percentage to be sold on the applicable Monetization Closing Date shall be reduced to reflect accretion in the Market Value during the period from the applicable Valuation Date to the applicable Monetization Closing Date at the Applicable Rate, less any distributions declared by Wireless and paid to Vodafone subsequent to the applicable Valuation Date with respect to the Interests being sold.

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          (iii) As of each Monetization Closing Date, the Partnership Interests in Wireless shall be appropriately adjusted to reflect (A) the acquisition of an additional Partnership Interest by Bell Atlantic from Vodafone and its Included Affiliates in exchange for the Bell Atlantic Allocated Amount and (B) the partial redemption of the Partnership Interest of Vodafone and its Included Affiliates in exchange for the Wireless Allocated Amount (and a resulting decrease in the value of the Partnership by an amount equal to the Wireless Allocated Amount).

     5.3 Form of Payment of Monetization Amount; Valuation of Consideration.

     (a) Consideration Notice. Bell Atlantic shall indicate by written notice to Vodafone (a "Consideration Notice") delivered within thirty (30) days after each determination of a Monetizable Interests Percentage pursuant to Section 5.2, the form in which the Monetization Amount will be paid by Bell Atlantic and Wireless, respectively, which may consist of (i) cash or (ii) shares of legally issued, fully paid, non-assessable and unencumbered (except for restrictions under applicable securities laws) Bell Atlantic Common Stock. The Consideration Notice shall set forth the proportions of cash or Bell Atlantic Common Stock to be delivered by Bell Atlantic, Wireless or any third party designated in such notice by Bell Atlantic (and for whose obligations Bell Atlantic shall be primarily liable), respectively.

     (b) Bell Atlantic Common Stock. In the event that all or a portion of the Bell Atlantic Allocated Amount will be satisfied in the form of Bell Atlantic Common Stock, the number of shares of Bell Atlantic Common Stock to be delivered on the Monetization Closing Date shall equal the portion of the Bell Atlantic Allocated Amount to be satisfied with Bell Atlantic Common Stock, divided by the Realizable Value of the Bell Atlantic Common Stock so delivered. The Realizable Value of Bell Atlantic Common Stock shall be determined in a process identical to that set forth in Section 5.2(a)(i) and (a)(ii) for the determination of Monetizable Interests Percentage.

     (c) Registration Rights. If Vodafone receives shares of Bell Atlantic Common Stock as provided above, Vodafone shall have the rights to registration of such shares as provided in Annex A attached hereto (the "Bell Atlantic Registration Rights").

     (d) Assumed Debt Option. In satisfaction of all or a portion of the Phase II Option, Vodafone, at its election, shall have the right to require Wireless to participate in a transaction described in this Section 5.3(d) (the "Assumed Debt Option"). Vodafone shall indicate in any Monetization Notice with respect to the Phase II Option, the portion of the Monetization Amount which it elects to receive pursuant to the Assumed Debt Option (the "Deferral Amount"). The aggregate amount covered by the Phase II Option that Vodafone may elect to receive pursuant to the Assumed Debt Option shall not exceed $7.5 billion, which amount may be allocated among one or more exercises of the Phase II Option.

          (i) At the applicable Monetization Closing Date, Wireless shall, at Vodafone's election, either: (i) assume a debt obligation of Vodafone, an Affiliate of Vodafone or a third party designated by Vodafone or (ii) incur debt and distribute the proceeds to Vodafone, an Affiliate of Vodafone or a third party designated by Vodafone (the "Assumed Debt") in a principal amount equal to the Deferral Amount.

          (ii) The Assumed Debt shall have a ten-year term, but shall be callable by Wireless from and after the eighth anniversary of the applicable Monetization Closing Date. The Assumed Debt shall be obtained from a third-party lender and shall be nonrecourse to the partners of Wireless or, at Vodafone's election, nonrecourse to the partners of Wireless who are Affiliates of Bell Atlantic, but in each case, shall be nonrecourse to the assets of Wireless. The Assumed Debt may, at Vodafone's election, be guaranteed by Vodafone, an Affiliate specified by Vodafone (including a newly formed subsidiary of Vodafone), or a third party designated by Vodafone. Such guarantee shall be on such terms and conditions as Vodafone in its sole discretion may determine.

          (iii) Bell Atlantic shall cause Wireless to, and Wireless shall, keep the Assumed Debt outstanding, with no payments of principal, until at least the eighth anniversary of the applicable Monetization Closing Date. The terms of the Assumed Debt shall provide that only interest is due until such eighth anniversary, and Bell Atlantic and Wireless shall not, and Bell Atlantic shall cause Wireless not to, make any prepayments with respect to the Assumed Debt, voluntarily take any action which would result in the acceleration of such Assumed Debt, or waive any rights or provide any guarantee or similar credit enhancement if the effect of such action would be to cause such Assumed Debt to be allocated under I.R.C.ss. 752 to Persons other than Persons from which the Assumed Debt was assumed; provided that none of the foregoing restrictions shall limit the right of Wireless, or of Bell Atlantic to cause Wireless, to call, prepay or accelerate such Assumed Debt on or after the eighth anniversary of the incurrence thereof.

     (e) Alternative Structure. In lieu of the Assumed Debt Option, Vodafone may elect to receive the Deferral Amount pursuant to an Alternative Structure that would be tax-efficient for Vodafone (an "Alternative Structure"). Bell Atlantic shall agree to utilize any Alternative Structure proposed by Vodafone so long as (i) the proposed Alternative Structure would not have a material adverse effect on Wireless (taking into account the effect on the structure, operations or financial performance by Wireless) and (ii) Vodafone agrees to compensate Bell Atlantic for any postponement in the realization of tax benefits, that would have resulted from a step-up in the basis of the assets of Wireless, caused by the change in structure. Such postponement of tax benefits with respect to any Deferral Amount (the "Tax Postponement Amount") shall be calculated as follows:

          (i) The "Tax Postponement Amount" shall equal, with respect to any Alternative Structure the excess, if any, of (A) the net present value of the tax benefits to Bell Atlantic resulting from a step-up in the tax basis of the depreciable assets of Wireless associated with the repayment of the Assumed Debt on the eighth anniversary of the applicable Monetization Closing Date over (B) the net present value of the tax benefits to Bell Atlantic resulting from a step-up in the tax basis of the depreciable assets of Wireless in connection with such Alternative Structure. The Tax Postponement Amount shall be calculated based on the following assumptions: (1) an assumed combined tax rate for Bell Atlantic of 40%; (2) a step-up in Bell Atlantic's share of Wireless's depreciable assets equal to the difference between the Deferral Amount and the allocable portion of Vodafone's basis, if any, in the Partnership Interest represented by the Monetization Interests Percentage (the "Basis Offset"); (3) receipt of annual cash flows associated with a tax benefit at the end of the sixth month following the Monetization Closing Date and annually thereafter; (4) a depreciable life of 15 years, on a straight-line basis; and (5) a discount rate of 6% with respect to cash flows associated with tax benefits received. Each such net present value calculation shall be made as of the applicable Monetization Closing Date.

          (ii) In the event that the parties fail to agree upon the Tax Postponement Amount, an independent arbitrator who is a recognized expert in the field of partnership taxation shall be chosen in the following manner to determine the Basis Offset (an "Arbitrator"). Bell Atlantic shall in good faith choose an Arbitrator that it believes is independent. If Vodafone accepts the Arbitrator, then Bell Atlantic and Vodafone shall be bound by the decision of the Arbitrator. If Vodafone, in its reasonable discretion, rejects the Arbitrator, then Vodafone shall in good faith choose a second Arbitrator that it believes is independent (the "Second Arbitrator"). If Bell Atlantic accepts the Second Arbitrator, then Bell Atlantic and Vodafone shall be bound by the decision of such Second Arbitrator. If Bell Atlantic, in its reasonable discretion, rejects the Second Arbitrator, then the Arbitrator and the Second Arbitrator shall choose a third Arbitrator (the "Third Arbitrator"). The parties shall be bound by the decision of the Third Arbitrator.

          (iii) The Deferral Amount receivable by Vodafone in connection with an Alternative Structure shall be reduced by the full amount of any Tax Postponement Amount with respect to such Alternative Structure, but the Monetizable Interests Percentage shall be determined without taking the foregoing reduction in the Deferral Amount into account.

Notwithstanding the foregoing, Bell Atlantic shall not be required to utilize any Alternative Structure presented by Vodafone unless, upon request of Bell Atlantic, Vodafone provides Bell Atlantic with a "more likely than not" opinion of independent nationally recognized tax counsel that supports the availability of the tax benefits that Vodafone is seeking in connection with the Alternative Structure.

     5.4 Closing. Each purchase and sale of Interests effected pursuant to this
Article V shall be consummated at a closing (a "Monetization Closing") on the fifth business day following the later of (a) the receipt of a Consideration Notice pursuant to Section 5.3(a) (or, if later, the determination of the Realizable Value of any Bell Atlantic Common Stock to be delivered at the Monetization Closing), and (b) receipt of any required governmental or regulatory approvals (the date of a Monetization Closing being the "Monetization Closing Date"); provided that, (i) at the option of Bell Atlantic, the Monetization Closing Date shall be delayed until a date no later than 180 days (unless Pubco shall have consummated an IPO, in which case no later than 120 days) following the delivery of the applicable Monetization Notice and (ii) at the option of Vodafone, the Monetization Closing Date shall be extended for such period of time as shall be necessary in order to obtain requisite governmental or regulatory approvals with respect to such transaction, which Vodafone and Bell Atlantic shall use their commercially reasonable efforts to obtain at the earliest practicable time. At each Monetization

Closing, Bell Atlantic and/or Wireless shall pay (or cause any third party designated in a Consideration Notice to pay) to Vodafone the Monetization Amount in the form set forth in the applicable Consideration Notice and Vodafone shall, pursuant to such instruments as may be reasonably requested by Bell Atlantic, Wireless or any such third party, as the case may be, deliver to Bell Atlantic, Wireless or such third party, as the case may be, the Monetizable Interests Percentage in appropriate form for evidencing the transfer, free and clear of any lien or other encumbrance and shall waive and shall cause its Included Affiliates to waive any applicable right of first refusal under the Partnership Agreement with respect to such transaction (but, in any case, the restrictions set forth in Section 8.4 of the Partnership Agreement shall apply to any designation of a third party by Bell Atlantic to pay the Monetization Amount to Vodafone).

                                  ARTICLE VI
                       CREATION OF PUBLICLY TRADED ENTITY

     6.1 IPO Process.

     (a) Initiation of IPO. Each of Vodafone and Bell Atlantic shall have the right to cause Wireless to engage in a broadly dispersed firmly underwritten initial public offering of its business on the terms and conditions set forth in this Article VI (the "IPO"). The IPO shall be effected through the offering to the public of a single class of common stock (the "Public Common Stock") of a newly incorporated Delaware corporation ("Pubco") the sole assets of which (other than assets incidental to its operation as a publicly held company) would be Interests exchanged pursuant to Section 6.2 below by Bell Atlantic and/or Vodafone or their respective Affiliates for the shares of Public Common Stock to be so offered (the "Exchanged Shares") .

     (b) Timing of IPO. The consummation of the IPO may occur at any time following (i) the Stage II Closing, if Bell Atlantic is the initiating party, or (ii) the third anniversary of the Stage I Closing, if Vodafone is the initiating party. To exercise its right to cause the IPO, a party shall deliver written notice to the other of such decision and indicating the approximate date anticipated for the consummation of the IPO (the "IPO Notice"). No such IPO Notice shall be delivered less than three nor more than six months in advance of the anticipated date of consummation of the IPO.

     (c) Determination of Pubco Structure.

          (i) The party that initiates an IPO pursuant to Section 6.1(a) (the "Initiating Party") shall designate a lead managing underwriter for the IPO (the "IP Banker") in its IPO Notice. Within 15 days following the delivery of an IPO Notice, the IP Banker shall deliver to the party that did not initiate the IPO (the "Non-Initiating Party") a detailed description of the proposed governance structure of Pubco and Wireless following the IPO (the "IP Structure"), together with a 1940 Act Opinion with respect to the IP Structure.

          (ii) Within 15 days following its receipt of the IP Structure and accompanying 1940 Act Opinion, the Non-Initiating Party shall either (A) accept the IP Structure or (B) deliver to the Initiating Party a detailed description of an alternative governance structure of Pubco and Wireless following the IPO (the "NIP Structure") proposed by an investment banking firm designated by the Non-Initiating Party (the "NIP Banker"), together with a 1940 Act Opinion with respect to the NIP Structure.

          (iii) Each of the IP Structure and the NIP Structure shall be designed to preserve the partnership tax status of Wireless. Neither the IP Structure nor the NIP Structure shall modify in any material respect the allocation of governance or economic rights with respect to Wireless held by Bell Atlantic and Vodafone prior to the proposed IPO; it being understood that either such proposed structure may require (A) one or both of the parties to exercise their respective governance rights with respect to Wireless through ownership of separate classes of voting shares to be issued by Pubco and (B) members of the board of representatives of Wireless also to serve as members of the board of directors of Pubco and executive officers of Wireless also to serve as the corresponding executive officers of Pubco; provided that each of the IP Structure and the NIP Structure shall provide that at least two of the Bell Atlantic designees to Wireless's board of representatives shall be members of Pubco's board of directors and at least one executive officer of Wireless shall be an executive officer of Pubco.

          (iv) Within five days following the delivery of an NIP Structure, the IP Banker and the NIP Banker shall jointly select an internationally recognized investment bank, which shall not have received more than $250,000 in fees from either the Initiating Party or the Non-Initiating Party (or their respective Affiliates) during the preceding two years (the "Deciding Bank"). Within 15 days following its selection, the Deciding Bank shall determine which of the IP Structure or the NIP Structure will result in a higher value for the Public Company Stock, taking into account (among other things) marketability, execution risks associated with the IPO; IPO price; expected breadth, liquidity and pricing in the aftermarket and expected investment community interest. The Deciding Bank shall not modify the IP Structure or the NIP Structure in any respect. The structure so selected by the Deciding Bank as resulting in the higher value for the Public Company Stock shall be implemented by the parties as the organizational structure for Pubco and Wireless following the IPO. In the event that the Deciding Bank determines the IP Structure and the NIP Structure result in equivalent values for the Public Common Stock, the IP Structure shall be implemented as the organizational structure for Pubco and Wireless following the IPO.

     (d) The parties shall use good faith best efforts to finalize all appropriate Pubco organizational documentation and amendments to the Partnership Agreement, and form Pubco on a timetable consistent with the anticipated IPO date specified in the notice.

     (e) Neither Vodafone nor Bell Atlantic shall effect any direct or indirect public offering (whether by spin-off or reverse spin-off, dividend, redemption, exchange, merger or otherwise) of (i) Wireless or the business of Wireless or
(ii) any Person of whose assets Wireless (directly or indirectly) constitutes 75% or more of the fair market value, other than pursuant to this Section 6.1. The preceding sentence shall not be deemed to prohibit the issuance by

Vodafone or Bell Atlantic of any of their respective capital stock, including (without limitation) a "tracking stock" issued by Vodafone or Bell Atlantic with respect to the operations of Wireless.

     6.2 Exchange of Partnership Interests.

     (a) Each holder (other than Pubco) of an Interest shall be entitled to exchange, at any time and from time to time after the incorporation of Pubco, any or all of such holder's Interests, or any or all of the shares of stock held by such holder in one or more corporations with no assets or liabilities other than such Interests (which exchange, at such Holder's election, will to the extent possible be structured in a transaction qualifying as a reorganization under I.R.C. ss. 368(a)), into a proportionate number of fully paid and non-assessable shares of the Public Common Stock. Such right shall be exercised by a written notice of the holder of such Interest to the transfer agent of Pubco stating that such holder desires to exchange such Interests into a proportionate number of shares of the Public Common Stock, and by instruments of transfer to the transfer agent, in form satisfactory thereto, duly executed by such holder or such holder's duly authorized attorney, and transfer tax stamps or funds therefor, if required by Section 6.2(c) below. The number of shares of Public Common Stock to be exchanged for a percentage of Interests shall be subject to adjustment as provided in Section 6.2(e) below.

     (b) As promptly as practicable following the surrender for exchange of Interests in the manner provided in Section 6.2(a), and the payment in cash of any amount required by the provisions of Section 6.2(c), Pubco will deliver or cause to be delivered at the offices of Pubco's transfer agent, a certificate or certificates representing the full number of shares of Public Common Stock issuable upon such exchange, issued in such name or names as such holder may direct. Subject to paragraph (g) below such exchange shall be deemed to have been effected immediately prior to the close of business on the date of the surrender of the Interests. Upon the date any such exchange is effected all rights of the holder of such Interests shall cease, and the person or persons in whose name or names the shares of Public Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Public Common Stock; provided, however, that if any such surrender and payment accrue on any date when the stock transfer books of Pubco shall be closed, the person or persons in whose names or names the certificate or certificates representing shares of Public Common Stock are to be issued shall be deemed the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which the stock transfer books are open.

     (c) The issuance of certificates for shares of Public Common Stock upon exchange of Interests shall be made without charges to the holders of Interests for any stamp or other similar tax in respect of the issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the Interests exchanged, Person or Persons requesting the issuance thereof shall pay to Pubco the amount of any such tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of Pubco that such tax has been paid or is not payable.

     (d) In the event of a reclassification or other similar transaction as a result of which the shares of Public Common Stock are converted into another security, then a holder of Interests shall be entitled to receive upon exchange the amount of such security that such holder would have received if such exchange had occurred immediately prior to the record date of such reclassification or other similar transaction. No adjustments in respect of dividends shall be made upon the exchange of any Interests; provided, however, that if an Interest shall be exchanged subsequent to the record date for the payment of a dividend or other distribution on shares of Interests but prior to such payment, then the registered holder of such Interest at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such Interest on such date notwithstanding the exchange thereof or the default in payment of the dividend or distribution due on such date.

     (e) The exchange rights for Interests shall be adjusted proportionately if there is: (i) any subdivision (by any Interest split, Interest distribution, reclassification, recapitalization or otherwise), combination (by reverse Interest split, reclassification, recapitalization or otherwise) or distribution of the Interests that is not accompanied by an identical subdivision or combination of the Public Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise), combination (by reverse stock split, reclassification, recapitalization or otherwise) or distribution of the Public Common Stock that is not accompanied by an identical subdivision or combination of the Interests.

     (f) In the event Pubco (i) issues or otherwise distributes options, rights or warrants, (ii) merges or consolidates with or into another entity, (iii) sells or transfers or otherwise disposes of all or substantially all of its assets, or (iv) engages in any other, similar transaction affecting the Public Common Stock, the exchange mechanism described in this Section 6.2 shall be appropriately adjusted.

     (g) Vodafone and Bell Atlantic shall have with respect to shares of Pubco Common Stock issued or issuable in exchange for Interests pursuant hereto the registration rights set forth on Annex B attached hereto, which is incorporated herein by reference and made a part hereof as if included in full herein (the "Wireless Registration Rights"). Concurrently with the formation of Pubco, the parties will cause Pubco to enter into a registration rights agreement with Vodafone and Bell Atlantic incorporating the Wireless Registration Rights. Upon delivery of the IPO Notice, the rights and obligations of the parties in connection with the IPO shall be governed by the Wireless Registration Rights hereto as if it were a demand registration, except to the extent inconsistent with Section 6.1 hereof. The parties agree that any such exchange of Interests for shares of Pubco Common Stock shall occur, at the option of the exchanging holder, contemporaneously with the registration of the Public Common Stock to be received, or the consummation of the sale of such Public Common Stock pursuant to such registration, or at such other time as Vodafone shall request in writing.

     6.3 Monetization Efforts. Each of Bell Atlantic and Wireless will use its reasonable best efforts to support Vodafone's efforts in monetizing its interest in any Pubco or Bell Atlantic securities it receives pursuant to
Article V, Section 6.1 or Section 6.2 hereof. Such efforts by Bell Atlantic and Wireless will include, without limitation, participation of one executive officer of Bell Atlantic (in the case of a monetization of Bell Atlantic securities) or two executive officers of Wireless (in the case of Pubco Securities) in "roadshow" and other investor presentations and credit rating agency presentations; support of securities analyst coverage; preparation and disclosure of financial information; other support in satisfying Pubco's public disclosure obligations regarding Wireless; and ongoing investor relations support, in each case whether in connection with a public offering or otherwise. Vodafone may request additional

Bell Atlantic executive officer and Wireless executive officer participation in "roadshow" and other investor presentations, and Bell Atlantic and Wireless will consider each such request in good faith and will not unreasonably refuse any such request. Wireless's or Bell Atlantic's obligations to make public disclosure (including through participation in "road show" and other investor presentations) shall be suspended during any period that it would be entitled to defer under Section 2.2 of the Bell Atlantic Registration Rights or Section 4 of the Wireless Registration Rights, respectively, the filing of a registration statement.

                                  ARTICLE VII
                    COOPERATION TO ACHIEVE TAX EFFICIENCIES

     7.1 Cooperation to Achieve Tax Efficiencies.

     (a) Except as otherwise expressly provided herein, in the event that Vodafone provides written notice to Bell Atlantic and/or Wireless that a change in the structure of the transfer of Vodafone's or its Affiliates' Interests pursuant to Article V or Article VI is desirable because such changed structure would have more desirable tax consequences for Vodafone, then Bell Atlantic and/or Wireless shall take all reasonable steps necessary to accomplish such change to the extent that it would not adversely affect such party. A party that would be adversely affected by such change in structure shall nevertheless agree to such change in structure if Vodafone agrees to fully indemnify (on an after-tax basis using an assumed tax rate of 40%) the party adversely affected for losses and other expenses directly caused by the change in structure unless such party in good faith determines that the change in structure would have a material adverse effect for which economic compensation would be inadequate.

     (b) If Bell Atlantic elects to deliver Bell Atlantic Common Stock in satisfaction of all or a portion of the Phase I Option or the Phase II Option, then, at Vodafone's election, the parties will use reasonable best efforts to structure Vodafone's acquisition of Bell Atlantic Common Stock as a tax-free reorganization or a tax-free incorporation (a "Tax-Free Transaction"). Vodafone will compensate, by the mechanism set forth in the last sentence of this
Section 7.1(b), Bell Atlantic for the net present value of tax benefits that would have been available to Bell Atlantic if Bell Atlantic had purchased the portion of the Monetizable Interests Percentage acquired in a Tax-Free Transaction in a taxable sale on the applicable Monetization Closing Date (the "Tax-Free Transaction Amount"). Any Bell Atlantic Common Stock received by Vodafone in a Tax-Free Transaction shall not be valued for purposes of Section 5.3(b) at its Realizable Value, but instead shall be valued at a price (the "Trading Price") equal to the volume-weighted average daily trading price of the Bell Atlantic Common Stock on the New York Stock Exchange (or such other principal exchange on which Bell Atlantic Common Stock is then traded) for the ten consecutive trading day period ending two days prior to the applicable Monetization Closing Date. The number of shares of Bell Atlantic Common Stock to be delivered by Bell Atlantic in connection with any Tax-Free Transaction shall be reduced by an amount equal to (i) the Tax-Free Transaction Amount, divided by (ii) the Trading Price, but the Monetizable Interests Percentage shall be determined without taking the foregoing reduction into account.

                                 ARTICLE VIII
                                 MISCELLANEOUS

     8.1 Severability. If any term, provision, covenant or restriction of this Agreement is determined to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

     8.2 Specific Enforcement. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     8.3 Entire Agreement; Amendments. Except to the extent that other agreements are specifically referred to herein, this Agreement between Vodafone, Bell Atlantic and Wireless contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither Vodafone nor Bell Atlantic nor Wireless makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement may be amended only by an agreement in writing executed by the parties hereto. The parties hereto may amend this Agreement without notice to or the consent of any third party.

     8.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) when personally delivered or transmitted by telecopier on a business day during normal business hours where such notice is to be received at the address or number designated below or (b) on the business day following the date of mailing by overnight courier, fully prepaid, addressed to such address, whichever shall first occur. The addresses for such communications shall be:

         If to Vodafone:      Vodafone AirTouch Plc
                              The Courtyard
                              2-4 London Road
                              Newbury
                              Berkshire RG14 1JX
                              ENGLAND
                              Telecopier:  011-44-1635-580761
                              Attention:   Stephen Scott,
                                           Company Secretary

         With a copy to:      Pillsbury Madison & Sutro LLP
                              50 Fremont Street
                              San Francisco, CA 94105
                              Telecopier: (415) 983-1200
                              Attention: Nathaniel M. Cartmell III

         If to Bell Atlantic: Bell Atlantic Corporation
                              1095 Avenue of the Americas, 39th Floor
                              New York, NY 10036
                              Telecopier: (212) 597-2587
                              Attention: Vice President and General Counsel

         With a copy to:      Bell Atlantic Network Services, Inc.
                              1717 Arch Street, 32N
                              Philadelphia, PA 19103
                              Telecopier: (215) 963-9195
                              Attention: Philip R. Marx,
                                         General Attorney - Mergers and
                                           Acquisitions

         and:                 Morgan, Lewis & Bockius LLP
                              101 Park Avenue
                              New York, NY 10178
                              Telecopier: (212) 309-6273
                              Attention: N. Jeffrey Klauder

         If to Wireless:      Cellco Partnership
                              180 Washington Valley Road
                              Bedminster, NJ 07921
                              Telecopier: (908) 306-7329
                              Attention: S. Mark Tuller, Vice President - Legal
                                           and External Affairs, General
                                           Counsel, Secretary

Any party hereto may from time to time change its address for notices under this Section 8.4 by giving at least 10 days' notice of such changed address to the other parties hereto.

     8.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement of this Agreement; except as otherwise specifically provided herein, no delay or omission of any party to exercise any right hereunder shall in any manner impair the exercise of any such right accruing to it thereafter.

     8.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions of this Agreement.

     8.7 Successors and Assigns.

     (a) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and legal representatives. The parties hereto may amend this Agreement without notice to or the consent of any third party. Except as provided in Article VIII of the Partnership Agreement, neither Vodafone nor Bell Atlantic shall assign this Agreement or any rights hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought).

     (b) In the event that Bell Atlantic shall propose to enter into an agreement of merger, consolidation or other business combination with any Person pursuant to which Bell Atlantic either becomes a subsidiary of another Person or is not the surviving corporation, Bell Atlantic will not enter into such agreement unless such Person (or the parent of such Person if Bell Atlantic shall become a subsidiary of such parent) assumes the rights and obligations of Bell Atlantic set forth in this Agreement. If, as a result of the transactions contemplated by any such agreement of merger, consolidation or other business combination, Bell Atlantic will no longer have a class of equity securities having substantially the same rights as the Bell Atlantic Common Stock registered pursuant to Section 12(b) or 12(g) of the Exchange Act, then the right of Bell Atlantic to satisfy its obligations under Article V with Bell Atlantic Common Stock shall cease; provided that if in connection with any such agreement of merger, consolidation or other business combination, Bell Atlantic shall become a subsidiary of a Person ("Newco") having a class of equity securities with substantially the same rights as the Bell Atlantic Common Stock registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act ("Newco Common") and the Newco Condition (as defined below) is satisfied immediately following the consummation of such merger, consolidation or other business combination, thereafter the obligations of Bell Atlantic under Article V may be satisfied with Newco Common to the same extent and in the same manner as such obligations may be satisfied with Bell Atlantic Common Stock prior to the consummation of any such merger, consolidation or other business combination; it being understood that any shares of Newco Common so received by Vodafone and its Included Affiliates shall be "Registrable Securities" under the Bell Atlantic Registration Rights. The "Newco Condition" shall be satisfied if the following conditions are met: (i) Newco Common is one of the 40 most actively traded stocks (in terms of dollar trading volume) on the New York Stock Exchange and the Nasdaq Market, on a combined basis; (ii) Newco has an equity market capitalization of at least $100 billion; (iii) the assets of Wireless do not constitute more than 33% of the fair market value of the total assets of Newco; and (iv) Newco is not a Vodafone Restricted Entity (as defined in the Partnership Agreement) or any successor thereof (by virtue of merger, consolidation or other business combination).

     (c) In the event that Bell Atlantic shall transfer or otherwise dispose of all or substantially all of its businesses other than its interest in Wireless without consideration, Bell Atlantic shall cause the transferred or disposed businesses to become, effective as of the time of such disposition, jointly and severally liable for Bell Atlantic's obligations under Article V hereof, unless the following conditions shall be satisfied following the consummation of such disposition: (i) Bell Atlantic shall have a market capitalization and a public market float for its equity securities, in each case of no less than $100 billion; (ii) the assets of Wireless do not constitute more than 50% of the fair market value of the total assets of Bell Atlantic; and (iii) the credit rating of Bell Atlantic shall be no less than BBB as determined by Standard & Poor's

Rating Service (and its successors) and Baa as determined by Moody's Investors Services, Inc. (and its successors).

     8.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Agreement be enforced by, any other person.

     8.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

     8.10 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  [SIGNATURE PAGE OF THE INVESTMENT AGREEMENT]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                       VODAFONE AIRTOUCH PLC


                                       By /s/ Arun Sarin
                                         ---------------------------------------
                                         Name:  Arun Sarin
                                         Title: Chief Executive Officer


                                       BELL ATLANTIC CORPORATION


                                       By /s/ Frederic V. Salerno
                                         ---------------------------------------
                                         Name:  Frederic V. Salerno
                                         Title: Senior Executive Vice President
                                                and Chief Financial Officer


                                       CELLCO PARTNERSHIP


                                       By /s/ S. Mark Tuller
                                         ---------------------------------------
                                         Name:  S. Mark Tuller
                                         Title: Chief Executive Officer

                                                                        Annex A


                              Registration Rights

Section 1. Definitions.

     Section 1.1 Capitalized terms used herein without definition have the meanings assigned to such terms in the Investment Agreement, of which this Annex A is a part. As used in this Annex A, the following terms shall have the following meanings:

     "Holder" means any Person who owns Registrable Securities.

     "Monetizing Securities" means any security which is convertible into or exchangeable for shares of Bell Atlantic Common Stock that are Registrable Securities.

     "Prospectus" means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Registrable Securities" means shares of Bell Atlantic Common Stock issued or issuable in exchange for Interests pursuant to the Investment Agreement and any Bell Atlantic Common Stock issued as a dividend on such shares or into which such shares of Bell Atlantic Common Stock are exchanged or converted (pursuant to a stock split or otherwise); provided, however, that the outstanding shares of Bell Atlantic Common Stock that are Registrable Securities shall cease to be Registrable Securities (x) upon the consummation of any sale of those shares pursuant to an effective Registration Statement under the Securities Act or Rule 144 promulgated thereunder, (y) at such time as those shares of Bell Atlantic Common Stock (which are issued or which may become issued upon conversion or exchange of any other security) become eligible for sale under Rule 144(k) under the Securities Act, or (z) at such time as those shares of Bell Atlantic Common Stock cease to be outstanding. Notwithstanding the foregoing, the shares of Bell Atlantic Common Stock issued in connection with any Monetization Closing Date, shall cease to be Registrable Securities at such time as all such shares may be offered or sold by the Holders thereof pursuant to Rule 144 in any 90-day period.

     "Registration Statement" means any Registration Statement and any additional Registration Statement, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement to be filed pursuant to the terms of this Annex A.

     "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of Bell Atlantic are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

Section 2. Registrations.

     Section 2.1 In the event that Registrable Securities are to be issued to a Holder or Holders at any Monetization Closing, Bell Atlantic shall prepare and file with the SEC a Registration Statement on Form S-3 under the Securities Act (or a comparable or successor form or forms permitting registration of the resale of securities on a continuous or delayed basis) or, if Bell Atlantic is ineligible to use Form S-3, on another appropriate form, for the resale by such Holder or Holders of such Registrable Securities and containing (in addition to the other information required to be contained therein) a description of the intended method or methods of disposition of such Registrable Securities, which Bell Atlantic acknowledges may involve, among other things, the offering of Registrable Securities underlying Monetizing Securities (the description of which shall be provided to Bell Atlantic by such Holder or Holders) which Monetizing Securities are subject to acquisition by holders of such Monetizing Securities upon exchange or conversion thereof. Bell Atlantic shall use its best efforts to cause such Registration Statement to be declared effective by the SEC on or before the Monetization Closing at which such Registrable Securities are to be issued. Bell Atlantic will use its best efforts to qualify for registration on Form S-3 during the term of the registration rights granted pursuant to this Annex A; provided that the foregoing obligation shall not be construed to restrict the right of Bell Atlantic to enter into any merger, consolidation or other business combination permitted pursuant to Section 8.6(a) of the Partnership Agreement.

     Section 2.2 Notwithstanding anything to the contrary contained herein, Bell Atlantic may, by written notice to each Holder, suspend for up to 45 consecutive days the right of a Holder to sell Registrable Securities pursuant to an effective Registration Statement if the Board of Directors or Chief Executive Officer of Bell Atlantic determines, in its reasonable, good faith judgment, that sales of Registrable Securities under such Registration Statement (a) would have a material adverse effect on, or interfere in any material respect with, a material business opportunity of Bell Atlantic, including, without limitation, any proposal or plan by Bell Atlantic to engage in any financing or any material pending corporate development or transaction such as a material acquisition of assets (other than in the ordinary course of business), any tender offer or any merger, consolidation or other similar transaction material to Bell Atlantic and its subsidiaries taken as a whole, or (b) would require disclosure of any other material non-public information that Bell Atlantic is not otherwise required to disclose; provided, however, that such suspension shall be lifted, and the Holders shall be permitted to sell Registrable Securities under the Registration Statement forthwith, if (x) in the case of a suspension pursuant to clause (a), the material business opportunity is disclosed by Bell Atlantic or is terminated, or (y) in the case of clause (b), the material non-public information is made public; provided further, however, that (i) in no event may a Holder's right to sell Registrable Securities pursuant to a Registration Statement be suspended during the 135-day period following the later of (A) a Monetization Closing at which Bell Atlantic issued Registrable Securities to Holders or (B) the date of effectiveness of the Registration Statement filed with respect to such Registrable Securities; and provided further, however, that the number of days in all such periods of suspension pursuant to this
Section 2.2 in any consecutive twelve months shall not exceed 60 days in the aggregate.

Section 3. Registration Procedures.

     In the case of each registration with respect to Registrable Securities contemplated by Section 2 hereof, Bell Atlantic shall:

          (a) (i) prepare and file with the SEC such amendments, including post-effective amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities until the Holder or Holders have completed the distribution described in such Registration Statement; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (including, among other things, as a result of any change or changes after the effective date of the Registration Statement in the plan of distribution contemplated by the Holders), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act (or any similar provisions then in force); (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; provided, however, that any information for which Bell Atlantic requests confidential treatment from the SEC shall be kept confidential by the Holders, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (B) disclosure of such information, in the opinion of counsel to such Holders, is required by law; (C) such information becomes generally available to the public other than as a result of a disclosure or negligent failure to safeguard by such Holders; or (D) such information becomes available to such Holders from a source other than Bell Atlantic and such source is not known by such Holders to be bound by a confidentiality agreement with Bell Atlantic; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

          (b) (i) furnish to the Holders of Registrable Securities to be sold, their counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders, their counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable due diligence investigation within the meaning of the Securities Act. Bell Atlantic shall not file a Registration Statement with respect to Registrable Securities to which the Holder or Holders of a majority of such Registrable Securities covered thereby or their counsel or any managing underwriters shall reasonably object in writing within three (3) Business Days of their receipt thereof;

          (c) notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters as promptly as possible (and in the case of (i), below, not less than five (5) days prior to such filing) and confirm such notice in writing no later than one (1) Business Day following the day:

         (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;

         (ii) when the SEC notifies Bell Atlantic whether there will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement;

         (iii) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;

         (iv) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to each Registration Statement or Prospectus or for additional information;

         (v) of the issuance by the SEC of any stop order suspending the effectiveness of each Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose;

         (vi) if at any time any of the representations and warranties of Bell Atlantic contained in any agreement (including any underwriting agreement) contemplated hereby in connection with the registration of Registrable Securities ceases to be true and correct in all material respects;

         (vii) of the receipt by Bell Atlantic of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

         (viii) of the occurrence of any event that makes any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

         (e) if requested by any managing underwriter of Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as Bell Atlantic reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Bell Atlantic has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that Bell Atlantic shall not be required to take any action pursuant to this clause (e) that would, in the opinion of counsel for Bell Atlantic, violate applicable law or not be required to be taken by applicable securities laws and be detrimental to the business prospects of Bell Atlantic;

         (f) furnish to each Holder of Registrable Securities to be sold, their counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC;

         (g) promptly deliver to each Holder of Registrable Securities to be sold, their counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and Bell Atlantic hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

         (h) use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective until the Holder or Holders have completed the distribution of such Registrable Securities and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that Bell Atlantic shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject Bell Atlantic to any material tax in any such jurisdiction where it is not then so subject;

         (i) cooperate with the selling Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or selling Holders may request at least two Business Days prior to any sale of Registrable Securities pursuant to such Registration Statement;

         (j) upon the occurrence of any event contemplated by Section 3(c)(viii) of this Annex A, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other document required to be filed in connection therewith so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (k) use its best efforts to cause all Registrable Securities relating to each Registration Statement to be listed on the securities exchange, quotation system, market or over-the-counter bulletin board on which similar securities issued by Bell Atlantic are then listed;

         (l) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into) to:

          (i) make such representations and warranties to such selling Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested;

          (ii) in the case of an Underwritten Offering, obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to Bell Atlantic and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters;

          (iii) immediately prior to the effectiveness of each Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the selling Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of Bell Atlantic (and, if necessary, any other independent certified public accountants of any subsidiary of Bell Atlantic or of any business acquired by Bell Atlantic for which financial statements and financial data is, or is required to be, included in any such Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings;

          (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in
     Section 6 of this Annex A (or such other provisions and procedures acceptable to the managing underwriters, if any); and

          (v) deliver such documents and certificates as may be reasonably requested by the selling Holders, their counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Bell Atlantic;

         (m) comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its security holders an earnings statement covering a period of twelve months beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (n) make available executive officers of Bell Atlantic for participation in a reasonable number of "road show" and other investor presentations requested by the Holders offering Registrable Securities in an Underwritten Offering; and

         (o) make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holder or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Bell Atlantic and its subsidiaries, and cause the officers, directors, agents and employees of Bell Atlantic and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with each Registration Statement; provided, however, that any information that is determined in good faith by Bell Atlantic in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or negligent failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than Bell Atlantic and such source is not known by such Person to be bound by a confidentiality agreement with Bell Atlantic.

Section 4. Stockholder Covenants.

     Each Holder hereby covenants and agrees that:

         (a) it will not sell any Registrable Securities under any Registration Statement until it has received notice from Bell Atlantic that such Registration Statement and any post-effective amendments thereto have become effective;

         (b) it and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement;

         (c) by its acquisition of such Registrable Securities that, upon receipt of a notice from Bell Atlantic of the occurrence of any event of the kind described in Section 3(c)(iv), (v), (vi), (vii) and (viii) of this Annex A, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until the Holder is advised in writing by Bell Atlantic that the use of the applicable Prospectus may be resumed;

         (d) If an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to Bell Atlantic and the underwriters, if any, than those set forth in Section 6.2; and

         (e) Bell Atlantic may require each selling Holder to furnish to Bell Atlantic information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in each Registration Statement, and Bell Atlantic may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of Bell Atlantic, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to each Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Section 5. Registration Expenses.

     All fees and expenses incident to the performance of or compliance with this Annex A by Bell Atlantic shall be borne by Bell Atlantic whether or not pursuant to an Underwritten Offering and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws, including, without limitation, fees and disbursements of counsel for the selling Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters shall request, if any); (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any; (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Bell Atlantic; (v) Securities Act liability insurance, if Bell Atlantic so desires such insurance; (vi) fees and expenses of all other Persons retained by Bell Atlantic in connection with the consummation of the transactions contemplated by this Annex A; and (vii) all internal expenses of Bell Atlantic incurred in connection with the consummation of the transactions contemplated by this Annex A, including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder (all such expenses being referred to herein as "Registration Expenses"); provided, however, that except as expressly set forth herein, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel, accountants or other persons retained by the Holders in connection with the consummation of the transactions contemplated by this Annex A.

Section 6. Indemnification and Contribution.

     Section 6.1 Indemnification by Bell Atlantic. Bell Atlantic agrees to indemnify, to the fullest extent permitted by law, each Holder, each person who controls any such Holder, (within the meaning of either the Securities Act or the Exchange Act), and their respective directors and officers against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus (each as amended and/or supplemented, if Bell Atlantic shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading; provided that Bell Atlantic shall not be required to indemnify such Holder, such controlling persons or their respective officers or directors for any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) or expenses resulting from any such untrue statement or omission if such untrue statement or omission is made in reliance on and conformity with any information with respect to such Holder or the underwriters furnished to Bell Atlantic by such Holder expressly for use therein; provided, further, that Bell Atlantic shall not be required to indemnify any Holder to the extent that any such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises out of or is based upon an untrue or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) in the case of any offering other than an Underwritten Offering, having previously been furnished by or on behalf of Bell Atlantic with copies of the final Prospectus, such Holder failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale of the Registrable Securities by the Holder to the person asserting the claim from which such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises and
(ii) the final Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or omission or alleged omission; and provided, further, that Bell Atlantic shall not be required to indemnify any Holder to the extent that any such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, omission or alleged omission in the Prospectus if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) in the case of any offering other than an Underwritten Offering, having previously been furnished by or on behalf of Bell Atlantic with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities. In connection with an Underwritten Offering, Bell Atlantic will indemnify each underwriter thereof, the officers and directors of such underwriter, and each person who controls such underwriter (within the meaning of either the Securities Act or Exchange Act) to the same extent as provided above with respect to the indemnification of Holders; provided that such underwriter agrees to indemnify Bell Atlantic to the same extent as provided below with respect to the indemnification of Bell Atlantic by such Holders.

     Section 6.2 Indemnification by Holders. In connection with any registration in which any Holder is participating, such Holder will furnish to Bell Atlantic in writing such information with respect to it and its Affiliates as Bell Atlantic reasonably requests for use in connection with any such registration, Prospectus, or preliminary Prospectus and agrees to indemnify Bell Atlantic, its directors, its officers who sign the Registration Statement, each person, if any, who controls Bell Atlantic (within the meaning of either the Securities Act or the Exchange Act), each other Holder and any prospective underwriters, as the case may be, and any of their respective affiliates, general partners, officers, employees, agents and controlling persons to the same extent as the foregoing indemnity from Bell Atlantic to such Holder, but only with respect to information relating to such Holder furnished to Bell Atlantic in writing by such Holder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary Prospectus.

     Section 6.3 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6.1 or
Section 6.2 of this Agreement, such person (hereinafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the indemnified parties, such firm shall be designated in writing by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this
Section 6.3, the indemnifying party agrees that the indemnifying party shall be liable for any settlement of any proceeding effected without the indemnifying party's written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not either have reimbursed the indemnified party in accordance with such request or reasonably objected in writing, on the basis of the standards set forth herein, to the propriety of such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes as an unconditional term thereof a release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section 6.4 Contribution. If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, no Holder shall be required to contribute any amount in excess of the amount of total net proceeds received by such Holder from sales of the Registrable Securities sold by such Holder pursuant to the offering that gave rise to such losses, claims, damages, liabilities or expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6.1 and 6.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.4.

Section 7. Term of Registration Rights.

     The rights of Holders with respect to the registration rights granted pursuant to this Annex A shall remain in effect, subject to the terms hereof, so long as Bell Atlantic Common Stock may be acquired by a Holder pursuant to the Investment Agreement or there are Registrable Securities issued and outstanding.

Section 8. Miscellaneous.

     Section 8.1 Entire Agreement; Amendments. This Annex A contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     Section 8.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided pursuant to this Annex A shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for Bell Atlantic shall be: Bell Atlantic, [address]; Attention: _______________; fax: _____________. The
addresses for each Holder shall be maintained by Bell Atlantic. Copies of all notices to any Holder shall be sent to Pillsbury Madison & Sutro LLP, 50 Fremont Street, San Francisco, CA 94105, Attn: Nathaniel M. Cartmell III; fax:
(415) 983-1200. Any such person's address or number set forth above may be changed to such other address or number as may be designated in writing hereafter, in the same manner, by such person.

     Section 8.3 Remedies. In the event of a breach by Bell Atlantic or by a Holder, of any of their obligations under this Annex A, each Holder or Bell Atlantic, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Annex A, including recovery of damages, will be entitled to specific performance of its rights under this Annex A. Bell Atlantic and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this

Annex A and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     Section 8.4 No Inconsistent Agreements. Neither Bell Atlantic nor any of its subsidiaries has, as of the date hereof, nor shall Bell Atlantic or any of its subsidiaries, on or after the date of this Annex A, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Annex A or otherwise conflicts with the provisions hereof. Neither Bell Atlantic nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, Bell Atlantic shall not grant to any Person the right to request Bell Atlantic to register any securities of Bell Atlantic under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders, and are not otherwise in conflict or inconsistent with the provisions of this Annex A.

     Section 8.5 Amendments and Waivers. No provision of this Annex A may be waived or amended except in a written instrument signed, in the case of an amendment, by both Bell Atlantic and the Holders (or, prior to the first date that any Bell Atlantic Common Stock has been issued at any Monetization Closing, Vodafone); or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Annex A shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the Holders. Bell Atlantic shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

     Section 8.6 Successors and Assigns. This Annex A shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The rights of each Holder hereunder, including the right to have Bell Atlantic register for resale Registrable Securities in accordance with the terms of this Annex A, shall be automatically assignable by each Holder together with the to which such rights relate if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Bell Atlantic within a reasonable time after such assignment, (ii) Bell Atlantic is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, and (iv) at or before the time Bell Atlantic receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with Bell Atlantic to be bound by all of the provisions of this Annex A.

     Section 8.7 No Third-Party Beneficiaries. This Annex A is intended for the benefit of the parties hereto and their respective permitted successors and assigns and the other persons specified in Section 8 and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 8.8 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section 8.9 Severability. If any term, provision, covenant or restriction of this Annex A is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                                                                        Annex B


                              Registration Rights

Section 1. Definitions.

     Section 1.1 Capitalized terms used herein without definition have the meanings assigned to such terms in the Investment Agreement, of which this Annex B is a part. As used in this Annex B, the following terms shall have the following meanings:

     "Holder" means any Person who owns Registrable Securities.

     "Monetizing Securities" means any security which is convertible into or exchangeable for shares of Public Common Stock that are Registrable Securities.

     "Prospectus" means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Registrable Securities" means Exchanged Shares issued or issuable in exchange for Interests pursuant to the Investment Agreement and any Public Common Stock issued as a dividend on such Exchanged Shares or into which such Exchanged Shares are exchanged or converted (pursuant to a stock split or otherwise); provided, however, that the outstanding shares of Public Common Stock that are Registrable Securities shall cease to be Registrable Securities
(x) upon the consummation of any sale of those shares pursuant to an effective Registration Statement under the Securities Act or Rule 144 promulgated thereunder, (y) at such time as those shares of Public Common Stock (which are issued or which may become issued upon conversion or exchange of any other security) become eligible for sale under Rule 144(k) under the Securities Act or (z) at such time as those shares cease to be outstanding. Notwithstanding the foregoing, the shares of Public Common Stock held by any Holder shall not be considered Registrable Securities so long as all such shares may be offered or sold pursuant to Rule 144 in any 90-day period.

     "Registration Statement" means any Registration Statement and any additional Registration Statement, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement to be filed pursuant to the terms of this Annex B.

     "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of Pubco are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

Section 2. "Piggy-Back" Registrations.

     Section 2.1 If at any time Pubco shall determine to register for its own account or the account of others under the Securities Act (including in connection with (i) a public offering by Pubco or (ii) the IPO or a demand for registration made by any person who owns or has the right to acquire equity securities of Pubco including any of the parties hereto) any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents), it shall send to each Holder written notice of such determination and if, within 30 days after receipt of such notice, such Holder shall so request in writing, Pubco shall use its best efforts to include in such Registration Statement all or any part of the Registrable Securities such Holder has so requested to be registered. If such registration involves an Underwritten Offering, each such Holder must sell its shares to the underwriters on the same terms and conditions as apply to Pubco or the person demanding such registration, as applicable.

     Section 2.2 If, in connection with any registration described in Section
2.1 of this Annex B with respect to an Underwritten Offering, the managing underwriter of such Underwritten Offering shall impose a limitation on the number of shares of such Pubco Common Stock which may be included in the Registration Statement because in its judgment, such limitation is necessary to effect an orderly public distribution, then, upon written notice from such managing underwriter to that effect, Pubco shall include in such Registration Statement only such portion of the Registrable Securities with respect to which such Holders have requested inclusion pursuant hereto as such limitation permits, after the inclusion of all shares of common stock to be registered by Pubco for its own account. Any exclusion of Registrable Securities shall be made pro rata among such Holders seeking to include such shares, in proportion to the number of shares of Registrable Securities issued or issuable (pursuant to exchange rights provided for in Section 6.2 of the Investment Agreement) to each such Holder.

     Section 2.3 If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Pubco or the person demanding such registration, as applicable, determines for any reason not to proceed with the proposed registration, Pubco shall give written notice of such determination to each Holder requesting registration of Registrable Securities in connection therewith and thereupon Pubco will be relieved of its obligation to register any Registrable Securities in connection with such registration.

Section 3. "Demand" Registrations.

     Section 3.1 At any time, each Holder (a "Demand Holder") may make a written request to Pubco (with a copy to Wireless) (each a "Demand Request") for registration under the Securities Act (a "Demand Registration") of all or part of the Registrable Securities issued or issuable to such Holder; provided, however, that the Registrable Securities requested to be registered shall, on the date that the Demand Request is delivered, have an aggregate market value of at least $200 million, before calculation of underwriting discounts and commissions. Each Demand Request shall specify the number of Registrable Shares proposed to be sold by such Demand Holder, as well as the intended method or methods of disposition of such Registrable Securities.

     Section 3.2 Within 15 days after receipt of each Demand Request, Pubco shall give written notice of such Demand Request to all non-requesting Holders and Pubco (and Wireless to the extent that its participation as a co-registrant is necessary) shall use their respective best efforts to cause a Registration Statement on Form S-3 under the Securities Act (or any comparable or successor form permitting resale of securities on a continuous or delayed basis pursuant to Rule 415), or, if Pubco is ineligible to use Form S-3, on another appropriate form, for the resale of such Registrable Securities as may be requested by any Holders thereof (including the Holder or Holders giving the initial notice of intent to offer (collectively, the "Demand Holders")) to be filed with the SEC not later than 30 days after receipt of a Demand Request (the "Demand Filing Date"). Such Registration Statement shall contain (in addition to the other information required to be contained therein) a description of the intended method or methods of distribution of the Registrable Securities, which Pubco and Wireless acknowledge may involve, among other things, the offering of Registrable Securities underlying Monetizing Securities (the description of which shall be provided to Pubco by such Holder or Holders), which Monetizing Securities are subject to acquisition by holders of such Monetizing Securities upon exchange or conversion thereof. Each of Pubco (and Wireless to the extent that its participating as a co-registrant is necessary) shall use its best efforts to cause any such Registration Statement to be declared effective by the SEC as promptly as practicable after such filing. Pubco (and Wireless to the extent that its participation as a co-registrant is necessary) shall use its best efforts to qualify for registration on Form S-3 during the term of the registration rights granted pursuant to this Annex B.

     Section 3.3 Notwithstanding any other provision set forth in this Section 3, no Holder shall be entitled to deliver a Demand Request within 180 days after the effectiveness of the Registration Statement filed with respect to the IPO.

Section 4. Suspension of Obligations Under Certain Circumstances.

     Notwithstanding anything to the contrary contained herein, either Pubco or Wireless may, by written notice to each Holder, suspend for up to 45 consecutive days the filing (but not the preparation of) a Registration Statement (other than the Registration Statement with respect to the IPO) or the right of a Holder to sell Registrable Securities pursuant to an effective Registration Statement (other than the Registration Statement with respect to the IPO) if the Board of Directors of Pubco or the Board of Representatives of Wireless, as the case may be, determines, in its reasonable, good faith judgment, that such filing or such sales of Registrable Securities under such Registration Statement (a) would have a material adverse effect on, or interfere in any material respect with, a material business opportunity of Pubco or Wireless, as the case may be, including, without limitation, any proposal or plan by Pubco or Wireless, as the case may be, to engage in any financing or any material pending corporate development or transaction such as a material acquisition of assets (other than in the ordinary course of business), any tender offer or any merger, consolidation or other similar transaction material to Pubco or Wireless, as the case may be, and its subsidiaries taken as a whole, or (b) would require disclosure of any other material non-public information that Pubco or Wireless, as the case may be, is not otherwise required to disclose; provided, however, that such suspension shall be lifted, and Pubco (and Wireless to the extent that is participation as a co-registrant is necessary) shall file and the Holders shall be permitted to sell Registrable Securities under an effective Registration Statement forthwith, if (x) in the case of a suspension pursuant to clause (a), the material business opportunity is disclosed by Pubco or Wireless or is terminated, or (y) in the case of clause (b), the material non-public information is made public; and provided further, however, that the number of days in all such periods of suspension pursuant to this Section 4 in any consecutive twelve months shall not exceed 60 days in the aggregate.

Section 5. Registration Procedures.

     Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Annex B, Pubco and, to the extent necessary or desirable to fulfill the purposes of this Annex B, Wireless shall use their respective reasonable best efforts to effect the registration of such Registrable Securities and in furtherance thereof Pubco and, where so necessary or desirable, Wireless shall:

         (a) (i) prepare and file with the SEC such amendments, including post-effective amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities until the Holder or Holders have completed the distribution described in such Registration Statement; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (including, among other things, as a result of any change or changes after the effective date of the Registration Statement in the plan of distribution contemplated by the Holders), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act (or any similar provisions then in force); (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; provided, however, that any information for which Pubco or Wireless requests confidential treatment from the SEC shall be kept confidential by the Holders, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (B) disclosure of such information, in the opinion of counsel to such Holders, is required by law; (C) such information becomes generally available to the public other than as a result of a disclosure or negligent failure to safeguard by such Holders; or (D) such information becomes available to such Holders from a source other than Pubco and such source is not known by such Holders to be bound by a confidentiality agreement with Pubco or Wireless; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

         (b) (i) furnish to the Holders of Registrable Securities to be sold, their counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders, their counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable due diligence investigation within the meaning of the Securities Act. Pubco shall not file a Registration Statement with respect to Registrable Securities to which the Holder or Holders of a majority of such Registrable Securities covered thereby or their counsel or any managing underwriters shall reasonably object in writing within three (3) Business Days of their receipt thereof;

         (c) notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters as promptly as possible (and in the case of (i), below, not less than five (5) days prior to such filing) and confirm such notice in writing no later than one (1) Business Day following the day:

          (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;

          (ii) when the SEC notifies Pubco or Wireless whether there will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement;

          (iii) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;

          (iv) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to each Registration Statement or Prospectus or for additional information;

          (v) of the issuance by the SEC of any stop order suspending the effectiveness of each Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose;

          (vi) if at any time any of the representations and warranties of Pubco or Wireless contained in any agreement (including any underwriting agreement) contemplated hereby in connection with the registration of Registrable Securities ceases to be true and correct in all material respects;

          (vii) of the receipt by Pubco or Wireless of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

          (viii) of the occurrence of any event that makes any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

         (e) if requested by any managing underwriter of Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as Pubco or Wireless reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Pubco or Wireless has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that neither Pubco nor Wireless shall be required to take any action pursuant to this clause (e) that would, in the opinion of counsel for Pubco or Wireless, violate applicable law or not be required to be taken by applicable securities laws and be detrimental to the business prospects of Pubco or Wireless;

         (f) furnish to each Holder of Registrable Securities to be sold, their counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC;

         (g) promptly deliver to each Holder of Registrable Securities to be sold, their counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and Pubco and Wireless hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

         (h) use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their counsel in connection with the registration or qualification

(or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective until the Holder or Holders have completed the distribution of such Registrable Securities and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that neither Pubco nor Wireless shall be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject Pubco or Wireless to any material tax in any such jurisdiction where it is not then so subject;

         (i) cooperate with the selling Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or selling Holders may request at least two Business Days prior to any sale of Registrable Securities pursuant to such Registration Statement;

         (j) upon the occurrence of any event contemplated by Section 5(c)(viii) of this Annex B, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other document required to be filed in connection therewith so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (k) use its best efforts to cause all Registrable Securities relating to each Registration Statement to be listed on the securities exchange, quotation system, market or over-the-counter bulletin board recommended by the managing underwriters, in the case of the IPO, as that which would optimize the liquidity and value of the Public Common Stock or, following the IPO, on which Public Common Stock is then listed;

         (l) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into) to:

          (i) make such representations and warranties to such selling Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested;

          (ii) in the case of an Underwritten Offering, obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to Pubco and Wireless and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters;

          (iii) immediately prior to the effectiveness of each Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the selling Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of Pubco and Wireless (and, if necessary, any other independent certified public accountants of any subsidiary of Pubco or Wireless or of any business acquired by Pubco or Wireless for which financial statements and financial data is, or is required to be, included in any such Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings;

          (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in
     Section 8 of this Annex B (or such other provisions and procedures acceptable to the managing underwriters, if any); and

          (v) deliver such documents and certificates as may be reasonably requested by the selling Holders, their counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Pubco and Wireless;

         (m) comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its security holders an earnings statement covering a period of twelve months beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (n) make available executive officers of Pubco and Wireless for participation in a reasonable number of "road show" and other investor presentations requested by the Holders selling Registrable Securities in an Underwritten Offering; and

         (o) make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holder or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Pubco, Wireless and their respective subsidiaries, and cause the officers, directors, agents and employees of Pubco, Wireless and their respective subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with each Registration Statement; provided, however, that any information that is determined in good faith by Pubco or Wireless in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or negligent failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than Pubco or Wireless and such source is not known by such Person to be bound by a confidentiality agreement with Pubco or Wireless.

Section 6. Stockholder Covenants.

     Each Holder hereby covenants and agrees that:

         (a) it will not sell any Registrable Securities under any Registration Statement until it has received notice from Pubco that such Registration Statement and any post-effective amendments thereto have become effective;

         (b) it and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement;

         (c) by its acquisition of such Registrable Securities that, upon receipt of a notice from Pubco of the occurrence of any event of the kind described in Section 5(c)(iv), (v), (vi), (vii) and (viii) of this Annex B, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until the Holder is advised in writing by Pubco and Wireless that the use of the applicable Prospectus may be resumed;

         (d) if an underwriting agreement is entered into, the same shall contain indemnification provisions no less favorable to Pubco and the underwriters, if any, than those set forth in Section 8.2; and

         (e) Pubco may require each selling Holder to furnish to Pubco information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in each Registration Statement, and Pubco may exclude form such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of Pubco, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to each Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Section 7. Registration Expenses.

         All fees and expenses incident to the performance of or compliance with this Annex B, including all fees and expenses which are incurred by, or are obligations of, Pubco, shall be borne by Wireless whether or not pursuant to an Underwritten Offering and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed and
(B) in compliance with state securities or Blue Sky laws, including, without limitation, fees and disbursements of counsel for the selling Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters shall request, if any); (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any; (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Pubco and Wireless; (v) Securities Act liability insurance, if Pubco or Wireless so desire such insurance; (vi) fees and expenses of all other Persons retained by Pubco or Wireless in connection with the consummation of the transactions contemplated by this Annex B; and
(vii) all internal expenses of Pubco or Wireless incurred in connection with the consummation of the transactions contemplated by this Annex B, including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder (all such expenses being referred to herein as "Registration Expenses"); provided, however, that except as expressly set forth herein, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel, accountants or other persons retained by the Holders in connection with the consummation of the transactions contemplated by this Annex B.

Section 8. Indemnification and Contribution.

     Section 8.1 Indemnification by Pubco and Wireless. Each of Pubco and Wireless, jointly and severally, agrees to indemnify to the fullest extent permitted by law, each Holder, each person who controls any such Holder, (within the meaning of either the Securities Act or the Exchange Act), and their respective directors and officers against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus (each as amended and/or supplemented, if Pubco or Wireless shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading; provided that neither Wireless nor Pubco shall be required to indemnify such Holder, such controlling persons or their respective officers or directors for any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) or expenses resulting from any such untrue statement or omission if such untrue statement or omission is made in reliance on and conformity with any information with respect to such Holder or the underwriters furnished to Pubco by such Holder expressly for use therein; provided, further, that neither Pubco nor Wireless shall be required to indemnify any Holder to the extent that any such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises out of or is based upon an untrue or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) in the case of any offering other than an Underwriting Offering, having previously been furnished by or on behalf of Pubco and Wireless with copies of the final Prospectus, such Holder failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale of the Registrable Securities by the Holder to the person asserting the claim from which such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises and (ii) the final Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or omission or alleged omission; and provided, further, that neither Pubco nor Wireless shall be required to indemnify any Holder to the extent that any such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, omission or alleged omission in the Prospectus if
(x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) in the case of any offering other than an Underwritten Offering, having previously been furnished by or on behalf of Pubco and Wireless with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities. In connection with an Underwritten Offering, each of Pubco and Wireless, jointly and severally, agrees to indemnify each underwriter thereof, the officers and directors of such underwriter, and each person who controls such underwriter (within the meaning of either the Securities Act or Exchange Act) to the same extent as provided above with respect to the indemnification of Holders; provided that such underwriter agrees to indemnify Pubco and Wireless to the same extent as provided below with respect to the indemnification of Pubco and Wireless by such Holders.

     Section 8.2 Indemnification by Holders. In connection with any registration in which any Holder is participating, such Holder will furnish to Pubco in writing such information with respect to it and its Affiliates as Pubco reasonably requests for use in connection with any such registration, Prospectus, or preliminary Prospectus and agrees to indemnify each of Pubco, Wireless, their respective directors and officers who sign the Registration Statement, each person, if any, who controls Pubco or Wireless (within the meaning of either the Securities Act or of the Exchange Act), each other Holder and any prospective underwriters, as the case may be, and any of their respective affiliates, general partners, officers, employees, agents and controlling persons, to the same extent as the foregoing indemnity from Pubco and Wireless to such Holder, but only with respect to information relating to such Holder furnished to Pubco in writing by such Holder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary Prospectus.

     Section 8.3 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8.1 or Section 8.2 of this Agreement, such person (hereinafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the indemnified parties, such firm shall be designated in writing by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this
Section 8.3, the indemnifying party agrees that the indemnifying party shall be liable for any settlement of any proceeding effected without the indemnifying party's written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not either have reimbursed the indemnified party in accordance with such request or reasonably objected in writing, on the basis of the standards set forth herein, to the propriety of such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes as an unconditional term thereof a release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section 8.4 Contribution. If the indemnification provided for in this
Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 8, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, no Holder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Securities sold by such Holder pursuant to the offering that gave rise to such losses, claims, damages, liabilities or expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 8.1 and 8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8.4.

Section 9. Term of Registration Rights.

     The rights of Holders with respect to the registration rights granted pursuant to this Annex B shall remain in effect, subject to the terms hereof, so long as Pubco Common Stock may be acquired by a Holder pursuant to the Investment Agreement or there are Registrable Securities issued and outstanding.

Section 10. Miscellaneous.

     Section 10.1 Entire Agreement; Amendments. This Annex B contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     Section 10.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided pursuant to this Annex B shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for Wireless shall be: Wireless, [address]; Attention: _______________; Fax: _____________. The address for
Pubco shall be: ________________ _________________. The addresses for each
Holder shall be maintained by Pubco. Copies of all notices sent to any Holder shall be sent to Pillsbury Madison & Sutro LLP, 50 Fremont Street, San Francisco, CA 94105, Attention: Nathaniel M. Cartmell III; Fax: (415) 983-1200. Any such person's address or number set forth above may be changed to such other address or number as may be designated in writing hereafter, in the same manner, by such person.

     Section 10.3 Remedies. In the event of a breach by Pubco, Wireless or by a Holder, of any of their respective obligations under this Annex B, each Holder or Pubco or Wireless, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Annex B, including recovery of damages, will be entitled to specific performance of its rights under this Annex B. Each of Pubco, Wireless and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Annex B and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     Section 10.4 No Inconsistent Agreements. Neither Pubco nor Wireless nor any of their respective subsidiaries on or after the date of this Annex B, shall enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Annex B or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, Pubco shall not grant to any Person the right to request that Pubco register any securities of Pubco under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders, and are not otherwise in conflict or inconsistent with the provisions of this Annex B.

     Section 10.5 Amendments and Waivers. No provision of this Annex B may be waived or amended except in a written instrument signed, in the case of an amendment, by both all of the parties hereto and the Holders; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Annex B shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the Holders. Neither Pubco nor Wireless shall offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

     Section 10.6 Successors and Assigns. This Annex B shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The rights of each Holder hereunder, including the right to have Pubco and Wireless register for resale Registrable Securities in accordance with the terms of this Annex B, shall be automatically assignable by each Holder together with the to which such rights relate if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Pubco and Wireless within a reasonable time after such assignment, (ii) Pubco and Wireless are, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and
(iv) at or before the time Pubco and Wireless receive the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with Pubco and Wireless to be bound by all of the provisions of this Annex B.

     Section 10.7 No Third-Party Beneficiaries. This Annex B is intended for the benefit of the parties hereto and their respective permitted successors and assigns and the other persons specified in Section 8 and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.8 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section 10.9 Severability. If any term, provision, covenant or restriction of this Annex B is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.